SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-12

AMKOR TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

1900 South Price Road
Chandler, Arizona 85248

July 14, 2006
To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Amkor Technology, Inc. The Annual Meeting will be held on Tuesday, August 8, 2006 at 11:00 a.m., at the Valley Forge Suites (formerly known as the Wyndham), located at 888 Chesterbrook Boulevard, Wayne, Pennsylvania 19087, telephone number (610) 647-6700.

The actions expected to be taken at the Annual Meeting are described in detail in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

We also encourage you to read the Annual Report. It includes information about our Company, as well as our audited financial statements. A copy of our Annual Report was previously sent to you or is included with this Proxy Statement.

Please use this opportunity to take part in the affairs of Amkor by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters to be acted upon at the meeting.

We look forward to seeing you at the Annual Meeting.

Sincerely,
James J. Kim
Chairman of the Board and
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL ONE ELECTION OF DIRECTORS
BOARD MEETINGS & COMMITTEES
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
OPTION GRANTS IN FISCAL 2005
YEAR-END OPTION VALUES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
PROPOSAL TWO RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCK PERFORMANCE GRAPH Comparison of Five-Year Cumulative Total Return
INCORPORATION BY REFERENCE
ANNUAL REPORT ON FORM 10-K

AMKOR TECHNOLOGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on August 8, 2006

Dear Amkor Stockholder:

On Tuesday, August 8, 2006, Amkor Technology, Inc., a Delaware corporation, will hold its 2006 Annual Meeting of Stockholders at the Valley Forge Suites (formerly known as the Wyndham), located at 888 Chesterbrook Boulevard, Wayne, Pennsylvania 19087, telephone number (610) 647-6700. The meeting will begin at 11:00 a.m.

Only stockholders who held shares of Amkor common stock at the close of business on June 30, 2006 may vote at this meeting or any adjournments that may take place. At the meeting we will:

1. Elect the Board of Directors.

2. Approve the ratification of the appointment of our independent registered public accounting firm for 2006.

3. Attend to other business properly presented at the meeting.

The Board of Directors recommends that you vote in favor of the two proposals outlined in this proxy statement.

The approximate mailing date of this proxy statement and proxy card is July 14, 2006.

THE BOARD OF DIRECTORS

July 14, 2006
Chandler, Arizona

YOUR VOTE IS IMPORTANT

To assure your representation at the Annual Meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope, which requires no postage if mailed in the United States.

AMKOR TECHNOLOGY, INC.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Amkor Technology, Inc. of proxies to be voted at the Annual Meeting of Stockholders to be held on Tuesday, August 8, 2006, at 11:00 a.m., and at any adjournment that may take place.

The Annual Meeting will be held at the Valley Forge Suites (formerly known as the Wyndham), located at 888 Chesterbrook Boulevard, Wayne, Pennsylvania 19087, telephone number (610) 647-6700. Our principal executive offices are located at 1900 South Price Road, Chandler, Arizona 85248, telephone number (480) 821-5000.

We intend to mail definitive copies of these proxy materials on or about July 14, 2006 to stockholders of record who held our common stock on June 30, 2006.

The following is important information in a question-and-answer format regarding the Annual Meeting and this proxy statement.

Q:	What may I vote on?

A: (1)	The election of seven nominees to serve on our Board of Directors;

    AND

(2)	The ratification of the appointment of PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

Q:	How does the Board recommend I vote on the proposals?

A:	The Board recommends a vote FOR each of the director nominees and FOR ratification of the appointment of PricewaterhouseCoopers as our independent registered public accounting firm for 2006.

Q:	Who is entitled to vote?

A:	Stockholders as of the close of business on June 30, 2006 (the “Record Date”) are entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held on the Record Date. As of the Record Date, 178,096,177 shares of Amkor’s common stock were issued and outstanding and held by 394 holders of record (including shares held by your broker, bank or other nominee in “street name”).

Q:	How do I vote?

A:	You may vote in person at the Annual Meeting or by signing and dating each proxy card you receive and returning it in the postage-prepaid envelope.

Q:	How can I change my vote or revoke my proxy?

A:	You have the right to revoke your proxy and change your vote at any time before the meeting by returning a later-dated proxy card, by voting in person at the meeting or by mailing a written notice of revocation to the attention of Joanne Solomon, Secretary, Amkor Technology, Inc., 1900 South Price Road, Chandler, Arizona 85248.

Q:	What does it mean if I get more than one proxy card?

A:	It means you hold shares registered in more than one account. Sign and return all proxies to ensure that all your shares are voted.

Q:	What is a “quorum”?

A:	A “quorum” is a majority of the outstanding shares. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held and action to be validly taken. If you submit a properly executed proxy card, even if you abstain from voting, then your shares will be counted toward the presence of a quorum. Abstentions are not counted in the tally of votes FOR or AGAINST a proposal. A withheld vote is the same as an abstention. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will not be counted as present or represented for purposes of determining whether stockholder approval of that matter has been obtained but will be counted for purposes of establishing a quorum.

Q:	Who can attend the Annual Meeting?

A:	All stockholders as of the Record Date may attend. For stockholders of record, government-issued picture identification will be required to enter the meeting. If your shares are held in street name, please bring proof of share ownership with you to the Annual Meeting as well as your government-issued picture identification. A copy of your brokerage account statement or an omnibus proxy (which you can get from your broker) will serve as proof of share ownership. Individuals arriving at the meeting site will not be admitted unless the Company can verify ownership as of the Record Date as described above or by some other means.

Q:	How will voting on any other business be conducted?

A:	Although we do not know of any business to be considered at the 2006 Annual Meeting other than the proposals described in this proxy statement, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to James J. Kim, Amkor’s Chief Executive Officer, and Kenneth T. Joyce, Amkor’s Chief Financial Officer, to vote your shares on such matters at their discretion.

Q:	How and when may I submit proposals for the 2007 Annual Meeting?

A:	To have your proposal included in our proxy statement and form of proxy for the 2007 Annual Meeting of Stockholders, you must submit your proposal in writing on or before March 17, 2007 to Amkor’s Secretary, c/o Amkor Technology, Inc., 1900 South Price Road, Chandler, Arizona 85248.

If you submit a proposal for the 2007 Annual Meeting after May 30, 2007, the proxy for the 2007 Annual Meeting may confer upon management discretionary authority to vote on your proposal.

You should also be aware of certain other requirements you must meet to have your proposal brought before the 2007 Annual Meeting. These requirements are explained in Rule 14a-8 of the Securities Exchange Act of 1934.

Q:	Who is soliciting proxies?

A:	This solicitation of proxies is made by the Board of Directors, and all related costs will be borne by Amkor.

We have retained the services of Georgeson Shareholder to aid in the distribution of Annual Meeting materials to brokers, bank nominees and other institutional owners. We estimate we will pay Georgeson Shareholder a fee of approximately $2,600 for such services.

Proxies may also be solicited by certain of Amkor’s officers and regular employees, without additional compensation, in person or by telephone or facsimile.

PROPOSAL ONE

ELECTION OF DIRECTORS

There are seven candidates nominated for election to the Board of Directors (“Board of Directors” or “Board”) this year, all of whom are incumbent directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the seven nominees named below. Each nominee has consented to be named a nominee in this proxy statement and to serve as a director if elected. Should any nominee become unable or decline to serve as a director or should additional persons be nominated at the meeting, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many nominees identified below as possible (and, if additional nominees have been designated by the Board to fill any vacancies, in such manner as to elect such additional nominees). All directors are elected annually and serve a one-year term until our next annual meeting, or until their successor is duly elected. We expect that each nominee will be able to serve as a director.

Required Vote

Directors are elected by a plurality of votes cast, so the seven candidates receiving the highest number of affirmative votes cast will be elected as directors. Votes withheld and broker non-votes are not counted toward the total votes cast in favor of a nominee.

The Board unanimously recommends a vote FOR the
election of each of the nominees for director below.

Nominees for the Board of Directors

The following table sets forth the names and the ages as of June 30, 2006 of our seven incumbent directors who are being nominated for election to the Board of Directors.

Name	Age	Position

James J. Kim	70	Chief Executive Officer and Chairman
Roger A. Carolin(2)(4)(5)	50	Director
Winston J. Churchill(1)(3)(4)	65	Director
Gregory K. Hinckley(2)(4)	59	Director
John T. Kim	37	Director
Constantine N. Papadakis(1)(4)	60	Director
James W. Zug(2)(3)(4)	65	Director

(1)	Member of Compensation Committee.

(2)	Member of Audit Committee.

(3)	Member of Nominating and Governance Committee.

(4)	Qualifies as “independent” under the definition set forth in the Nasdaq Marketplace Rules and SEC regulations, as determined by the Board of Directors.

(5)	Nominee recommended by a non-employee director.

Biographies of Nominees and Current Directors

James J. Kim.  James J. Kim, 70, has served as our Chief Executive Officer and Chairman since September 1997. Mr. Kim founded our predecessor, Amkor Electronics, Inc., in 1968 and served as its Chairman from 1970 to April 1998. Mr. Kim is a director of GameStop Corp., a leading global video game and entertainment software retailer. Mr. James J. Kim is the father of John T. Kim, a member of our Board.

Roger A. Carolin.  Roger A. Carolin, 50, was elected to our Board of Directors in February 2006. Mr. Carolin is currently a Venture Partner at SCP Partners, a multi-stage venture capital firm with over $800 million under management that invests in technology oriented companies. At SCP, Mr. Carolin works to identify attractive investment opportunities and assists portfolio companies in the areas of strategy development, operating management and intellectual property. Mr. Carolin co-founded CFM Technologies, Inc., a global manufacturer of semiconductor process equipment, and served as its Chief Executive Officer for 10 years until the company was acquired. Mr. Carolin formerly worked for Honeywell, Inc. and General Electric Co., where he developed test equipment and advanced computer systems for on-board missile applications. Mr. Carolin holds a B.S. in Electrical Engineering from Duke University and an M.B.A. from Harvard Business School.

Winston J. Churchill.  Winston J. Churchill, 65, has been a director of Amkor since July 1998. Mr. Churchill is the managing general partner of SCP Partners, a multi-stage venture capital firm with over $800 million under management that invests in technology oriented companies. Mr. Churchill is also Chairman of CIP Capital Management, Inc., an SBA licensed private equity fund. Previously, Mr. Churchill was a managing partner of Bradford Associates, which managed private equity funds on behalf of Bessemer Securities Corporation and Bessemer Trust Company. From 1967 to 1983 he practiced law at the Philadelphia firm of Saul Ewing, LLP where he served as Chairman of the Banking and Financial Institutions Department, Chairman of the Finance Committee and was a member of the Executive Committee. Mr. Churchill is a director of Auxilium Pharmaceuticals, Inc., Griffin Land and Nurseries, Inc., Innovative Solutions and Support, Inc. and of various SCP portfolio companies. In addition, he serves as a director of a number of charities and as trustee of educational institutions including Fordham University, Georgetown University, Immaculata University, the Gesu School and the Young Scholars Charter School. From 1989 to 1993, Mr. Churchill served as Chairman of the Finance Committee of the Pennsylvania Public School Employees’ Retirement System.

Gregory K. Hinckley.  Gregory K. Hinckley, 59, has been a director of our Company since November 1997. Mr. Hinckley has served as Director, President and Chief Operating Officer of Mentor Graphics Corporation, an electronics design automation software company, since November 2000. From January 1997 until November 2000, he held the position of Executive Vice President, Chief Operating Officer and Chief Financial Officer of Mentor Graphics Corporation. He is a member of the board of directors of Unova, Inc. and Arcsoft, Inc.

John T. Kim.  John T. Kim, 37, has been a director of Amkor since August 2005. Mr. Kim served in various capacities at Amkor between 1992 and 2005, as an Amkor employee and as an employee of our predecessor, Amkor Electronics, Inc., including as Director of Investor Relations, Director of Corporate Development and as Director of Procurement. Mr. Kim resigned as an Amkor employee when he was elected to the Board. Mr. John T. Kim is the son of James J. Kim, our Chief Executive Officer and Chairman.

Constantine N. Papadakis.  Constantine N. Papadakis, 60, has been a director of Amkor since August 2005. Dr. Papadakis is President of Drexel University, a position he has held since 1995. From 1986 to 1995, Dr. Papadakis was Dean of the College of Engineering at the University of Cincinnati, and from 1984 to 1986 he was Professor and Head of the Civil Engineering Department of Colorado State University. Prior to returning to academia, Dr. Papadakis served as Vice President of Tetra Tech Inc., a Honeywell subsidiary; as Vice President of STS Consultants, Ltd., and at several engineering positions with Bechtel Power Corporation. He presently serves on the boards of directors of Aqua America, CDI Corp, Mace Security International, Inc., Met-Pro Corporation, the Philadelphia Stock Exchange, Sovereign Bank, Inc., and various charitable and civic organizations.

James W. Zug.  James W. Zug, 65, has been a director of Amkor since January 2003. Mr. Zug retired from PricewaterhouseCoopers in 2000 following a 36-year career at PricewaterhouseCoopers and Coopers & Lybrand, both public accounting firms. From 1998 until his retirement, Mr. Zug was Global Leader — Global Deployment for PricewaterhouseCoopers. From 1993 to 1998 Mr. Zug was Managing Director International for Coopers & Lybrand. He also served as audit partner for a number of public companies over his career. PricewaterhouseCoopers is Amkor’s independent registered public accounting firm; however, Mr. Zug was not involved with servicing Amkor during his tenure at PricewaterhouseCoopers. Mr. Zug serves on the boards of directors of Allianz Funds, the Brandywine Group of mutual funds and Teleflex, Inc. Mr. Zug served on the boards of directors of SPS Technologies, Inc. and Stackpole Ltd. prior to the sale of both of these companies in 2003.

Director Compensation

We do not compensate directors who are also employees or officers of our Company for their services as directors. Non-employee directors, however, are eligible to receive: (1) an annual retainer of $25,000, (2) $2,000 per Board meeting that they attend, (3) $2,000 per Board committee meeting that they attend or $3,000 for committee chairs, and (4) $500 per non-regularly scheduled telephonic meeting of the Board of Directors and Board committees in which they participate. We also reimburse non-employee directors for travel and related expenses incurred by them in attending Board and committee meetings.

Stock Option Plans

The 1998 Director Option Plan (the “Director Plan”) was adopted by our Board of Directors in January 1998. A total of 300,000 shares of common stock have been reserved for issuance under the Director Plan. The option grants under the Director Plan are automatic and non-discretionary. As of January 1, 2003, the Director Plan provides for an initial grant of options to purchase 20,000 shares of common stock to each new non-employee director of the Company when such individual first becomes an outside director. In addition, each non-employee director will automatically be granted subsequent options to purchase 10,000 shares of common stock on each date on which such director is re-elected by the stockholders of the Company, provided that as of such date such director has served on the Board of Directors for at least six months. As of December 31, 2005, there were 105,000 shares available for future grants under the Director Plan. Future grants to non-employee directors may also be granted under the 1998 Stock Plan, which was adopted by our Board of Directors in January 1998 (the “1998 Stock Plan”), and has terms substantially similar to the Director Plan.

If all or substantially all of our assets are sold to another entity or we merge with or into another corporation or entity, the acquiring entity or corporation may either assume all outstanding options under the Director Plan and 1998 Stock Plan or may substitute equivalent options. Following an assumption or substitution, if the director is terminated other than upon a voluntary resignation, any assumed or substituted options will vest and become exercisable in full. If the acquiring entity does not either assume all of the outstanding options under the Director Plan or 1998 Stock Plan, as applicable, or substitute an equivalent option, each option issued under the Director Plan or 1998 Stock Plan, as applicable, will immediately vest and become exercisable in full. The Director Plan and 1998 Stock Plan will terminate in January 2008 unless sooner terminated by the Board of Directors.

BOARD MEETINGS & COMMITTEES

Our Board of Directors meets approximately four times a year in regularly scheduled meetings, but will meet more often if necessary. The Board held thirteen meetings and acted by unanimous written consent on four occasions during 2005. Each director attended at least 75% of all Board and applicable committee meetings. The Board has determined that each of Messrs. Carolin, Churchill, Hinckley, Papadakis and Zug is independent under the listing standards of The NASDAQ Stock Market (“Nasdaq”).

The Board has established a Compensation Committee, an Audit Committee and a Nominating and Governance Committee. All members of the committees are appointed by the Board, and the Board has determined them to be independent under the Nasdaq listing standards.

Compensation Committee

The Compensation Committee is currently comprised of Mr. Churchill and Dr. Papadakis. The Compensation Committee reviews and recommends to the Board the compensation and compensation policy for our executive officers and directors, the compensation goals, guidelines and bonus criteria for our employees, and the provisions of and amendments to our employee benefit plans. In addition, the Compensation Committee acts as administrator for the Company’s stock plans. During 2005, the Compensation Committee did not meet apart from regular meetings with the entire Board of Directors. The Board has adopted a written charter for the Compensation Committee, a copy of which is available on our website at www.amkor.com.

Audit Committee

The Audit Committee is comprised of Messrs. Carolin, Hinckley and Zug, each of whom the Board has determined meets the independence and financial sophistication requirements set forth in the Nasdaq Marketplace Rules and SEC regulations. The Board has determined that each of Messrs. Carolin, Hinckley and Zug, qualifies as an audit committee financial expert as defined in the SEC regulations.

Among its responsibilities, the Audit Committee: (1) appoints our independent registered public accounting firm, (2) discusses and reviews in advance the scope and the fees of the annual audit with the independent registered public accounting firm, (3) reviews the results of the audit with the independent registered public accounting firm and discusses the foregoing with the Company’s management, (4) reviews and approves non-audit services of the independent registered public accounting firm, (5) reviews the Company’s accounting policies and financial statements and discusses the foregoing with the Company’s management, (6) reviews the activities, organizational structure and qualifications of the Company’s internal audit function, (7) reviews management’s policies and procedures relating to the adequacy of our internal control over financial reporting and compliance with additional laws and regulations, (8) reviews and discusses with our independent registered public accounting firm their independence, and (9) reviews and approves in advance any proposed related party transactions. The Board has adopted a written charter for the Audit Committee, a copy of which was filed with the Proxy Statement for the 2004 Annual Meeting of Stockholders and which is also available on our website at www.amkor.com. The Audit Committee met fourteen times in 2005 apart from regular meetings with the entire Board, and acted by unanimous written consent on one occasion. In executing its responsibilities, the Audit Committee members regularly communicate with the Company’s management and independent registered public accounting firm, including reviewing the Company’s quarterly earnings prior to the public release of such financial information.

Nominating and Governance Committee

The Nominating and Governance Committee is comprised of Messrs. Churchill and Zug. The Nominating and Governance Committee among other duties: (1) assists the Board by identifying candidates for director and making recommendations to the Board as to director nominees; (2) develops and recommends to the Board corporate governance guidelines; (3) oversees evaluation of the Board; and (4) recommends committee assignments to the Board. The Board has adopted a written charter for the Nominating and Governance Committee which is available on our website at www.amkor.com. The Nominating and Governance Committee met three times during 2005 apart from regular meetings with the Board.

The Nominating and Governance Committee determines the required selection criteria and qualifications of director nominees based upon the needs of our Company at the time nominees are considered. The Nominating and Governance Committee considers factors including character, judgment, independence, age, expertise, diversity of experience, length of service and other commitments.

The Nominating and Governance Committee will consider the above factors for nominees identified by the Nominating and Governance Committee itself. The Nominating and Governance Committee uses the same process for evaluating all nominees, regardless of the original source of nomination. The Nominating and Governance Committee does not currently use the services of any third party search firm to assist in the identification or evaluation of Board member candidates. The Nominating and Governance Committee may, however, use such services in the future as it deems necessary or appropriate.

It is the policy of the Nominating and Governance Committee to consider both recommendations and nominations for candidates to the Board from stockholders. Stockholders wishing to recommend a candidate for consideration by the Nominating and Governance Committee for election to the Board of Directors can do so by writing to our Corporate Secretary at our principal executive offices. Stockholders shall give such candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and Amkor within the last three years, written indication of the candidate’s willingness to serve if elected, and evidence of the nominating person’s ownership of Amkor stock.

Communications with the Board of Directors

Although we do not currently have a formal policy regarding communications with the Board of Directors, stockholders may communicate with the Board of Directors by writing to us at Amkor Technology, Inc., Attn. Investor Relations, 1900 South Price Road, Chandler, Arizona 85248. Stockholders who would like their submission directed to a member of the Board of Directors may so specify, and the communication will be forwarded, as appropriate.

Annual Meeting Attendance

All directors are encouraged, but not required, to attend our Annual Meeting of Stockholders. Five of our incumbent directors attended the 2005 Annual Meeting of Stockholders.

REPORT OF THE AUDIT COMMITTEE

The role of the Audit Committee is to oversee Amkor’s financial reporting process on behalf of the Board of Directors. The Audit Committee is comprised solely of independent directors, as defined in the Nasdaq listing standards and SEC regulations, and it operates under a written charter adopted by the Board of Directors. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis.

The Audit Committee’s overall responsibility is one of oversight. Management is responsible for Amkor’s consolidated financial statements as well as for maintaining effective internal controls over financial reporting, disclosure controls and procedures, compliance with laws and regulations and applicable ethical business standards. The independent registered public accounting firm is responsible for performing audits of Amkor’s consolidated financial statements, management’s assessment of Amkor’s internal control over financial reporting and of the effectiveness of such internal controls in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing reports thereon. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their audits and the overall quality of the Company’s financial reporting.

In performing its oversight function, the Audit Committee considered and discussed Amkor’s consolidated financial statements and management’s report on internal control over financial reporting with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statements of Auditing Standards, as amended, including Statement of Auditing Standards No. 61, Communication with Audit Committees, and the PCAOB standards.

The Audit Committee discussed with the independent registered public accounting firm its independence from Amkor and Amkor’s management and obtained the written disclosures from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee considered whether the provision of non-audit services by Amkor’s independent registered public accounting firm is compatible with maintaining the independence of the independent registered public accounting firm. The Audit Committee concluded that the independent registered public accounting firm is independent from Amkor and its management.

Based on all of the foregoing, the Audit Committee recommended to the Board of Directors that Amkor’s consolidated financial statements and management’s report on internal control over financial reporting along with the related reports of our independent registered public accounting firm be included in Amkor’s Annual Report on Form 10-K and filed with the Securities and Exchange Commission. The Audit Committee also selected PricewaterhouseCoopers as Amkor’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

The foregoing report has been furnished by the following directors and members of the Audit Committee:

James W. Zug, Chair

Roger A. Carolin

Gregory K. Hinckley

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors currently consists of Mr. Winston Churchill (Chairman) and Dr. Constantine Papadakis. No member of the Compensation Committee during 2005 was an employee of Amkor or any of its subsidiaries. Each member meets the definition of “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Compensation Committee has overall responsibility for Amkor’s executive compensation policies and practices. The Compensation Committee’s functions include:

•	Annually reviewing and making recommendations to the Board of Directors regarding the compensation policy for the executive officers and directors of the Company, and such other officers of the Company as directed by the Board.

•	Granting awards to executive officers under our stock option incentive plans.

•	Reviewing and making recommendations to the Board of Directors regarding compensation goals and guidelines for our employees and criteria by which bonuses to our employees are determined.

•	Administering the Company’s stock plans.

Compensation Philosophy

Amkor’s compensation philosophy is to attract and retain top talent within the electronics industry through a multifaceted compensation approach including aligning base pay with companies with whom we compete for top talent. These companies are within both the semiconductor and printed circuit board manufacturing sectors. Our approach to total cash compensation is that it should vary with Amkor’s performance in attaining its financial and operational objectives. We have an incentive program for all employees which provides for awards that are proportional to our profitability. In addition, we have an executive bonus program that is based on annual operational performance.

Salaries

It is the Compensation Committee’s objective to establish base salaries at levels that are comparable to those paid to executives with comparable qualifications, experience and responsibilities at other companies in the electronics industry, including semiconductor and printed circuit board companies. The Compensation Committee believes that it is necessary to attract and retain the leaders in the electronics industry, as Amkor competes with these companies for executive talent. At the end of the fiscal year, each executive officer was reviewed by our Chief Executive Officer. The executive officers’ performance reviews for fiscal year 2005 considered their specific function within the Company and the results achieved by each executive officer relative to key performance factors. The Compensation Committee considers independently these reviews with respect to the annual salary, including salary increases, for each executive officer. Industry, peer group and national survey results are also considered in making salary determinations to maintain parity of our pay practices within the electronics industry.

Compensation for the Chief Executive Officer

In fiscal 2005, James J. Kim served as the Chairman of the Board and Chief Executive Officer of Amkor. The Compensation Committee’s criteria for determining Mr. Kim’s compensation are driven by several factors: the competitive marketplace, our position in the rapidly evolving technology sector in which we operate, our operating and financial performance in 2005 and, most importantly, Mr. Kim’s leadership and establishment and implementation of strategic direction for Amkor.

The Compensation Committee believes that Mr. Kim’s performance throughout the fiscal year ended December 31, 2005 was outstanding and that he continues to demonstrate highly effective leadership.

Annual Incentive Compensation

Each executive officer’s performance, as well as their total cash compensation on a peer-market level, is evaluated by the Compensation Committee to determine the appropriate cash bonus award. Additionally, industry standards regarding cash bonuses as a percentage of total base pay are reviewed to ensure alignment within the industry. No incentive compensation was awarded to executive officers in 2005.

Executive Bonus Plan

An executive bonus plan was established by the Compensation Committee in 2006. This executive bonus plan is a cash-based incentive bonus program. The purpose of this plan is to align executive officers’ as well as key employees’ performance with Amkor’s objectives and financial performance. The executive bonus plan establishes targets for measuring the financial performance of the Company, and determines, by individual, a targeted bonus level based on that performance.

Employee Profit Sharing Plan

Most of our employees are eligible to participate in a cash bonus program which is proportional to corporate profitability. Annually, a percentage of our profit before taxes is allocated to the profit sharing pool. This allocation is distributed as a percentage of employees’ base pay, to eligible participants within our Company.

Long-Term Incentive Compensation

Long-term incentive compensation currently consists solely of stock options. The Compensation Committee is responsible for the administration of our stock option program. While the Compensation Committee believes that stock options are a competitive necessity in the electronics industry, no stock options were granted to executive officers in 2005.

As a general rule, the Compensation Committee believes that a certain portion of the compensation package for all executive officers should be based on long-term incentives.

Winston J. Churchill, Chair

Constantine N. Papadakis

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2005, the Compensation Committee consisted of Mr. Churchill and Dr. Papadakis. No member of the Compensation Committee was an officer or employee of Amkor or any of Amkor’s subsidiaries during fiscal 2005, or had any relationship requiring disclosure below under “Certain Relationships and Related Transactions.” None of Amkor’s Compensation Committee members or executive officers has served on the board of directors or on the compensation committee of any other entity one of whose executive officers served on our Board of Directors or on our Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Employee Family Members of our Executive Officers

JooHo Kim is a brother of James J. Kim, our Chief Executive Officer and Chairman of the Board, and is employed as our Corporate Vice President of Information Technology Services. Mr. JooHo Kim’s compensation is disclosed in the “Executive Compensation” section of this proxy statement. Mr. JooHo Kim, together with his children, own 19.2% of Anam Information Technology, Inc., a company that provides computer hardware and software components to Amkor Technology Korea, Inc. (a subsidiary of Amkor). During 2005, purchases from Anam Information Technology, Inc. totaled $1.8 million. Mr. JooHo Kim, together with his wife and children, own 96.1% of Jesung C&M, a company that provides cafeteria services to Amkor Technology Korea, Inc. During 2005, Jesung C&M’s revenues derived from Amkor totaled $6.5 million.

John T. Kim is the son of James J. Kim and was employed as our Director of Corporate Development. Mr. John T. Kim’s base salary was $120,000 in 2005. Mr. John T. Kim earned no bonus and was granted no stock options in 2005, 2004 or 2003. Upon appointment to the Board of Directors, he resigned as an employee from Amkor. Mr. John T. Kim was granted 20,000 shares as a Board member.

Catherine Loucks Boruch is the wife of John Boruch, our former President, Chief Operating Officer and Board member, and was employed until December 30, 2005 as our Senior Vice President, Human Resources. Ms. Loucks’ base salary, severance, fringe benefits and bonus earned in 2005 were $215,250, $255,000, $11,765 and $0, respectively. During 2005, Ms. Loucks was not granted any stock options.

Other Related Party Transactions

As of May 31, 2006, Mr. James J. Kim and members of his immediate family and related trusts beneficially owned approximately 45.6% of our outstanding common stock.

In November 2005, we sold $100.0 million of our 6.25% Convertible Subordinated Notes due 2013 in a private placement to James J. Kim, our Chairman and Chief Executive Officer, and certain Kim family trusts. The 2013 Notes are convertible into Amkor’s common stock and are subordinated to the prior payment in full of all of Amkor’s senior and senior subordinated debt.

Dongan Engineering Co., Ltd. is 100% owned by JooCheon Kim, a brother of James J. Kim. Mr. JooCheon Kim is not an employee of Amkor. Dongan Engineering Co., Ltd. provides construction and maintenance services to Amkor Technology Korea, Inc. and Amkor Technology Philippines, Inc., both subsidiaries of Amkor. During 2005, purchases from Dongan Engineering Co., Ltd were $0.5 million.

We purchase leadframe inventory from Acqutek Semiconductor & Technology Co., Ltd. James J. Kim’s ownership in Acqutek Semiconductor & Technology Co., Ltd. is approximately 17.7%. During 2005, purchases from Acqutek Semiconductor & Technology Co., Ltd. were $11.8 million.

We lease office space in West Chester, Pennsylvania from trusts related to James J. Kim. During 2005, amounts paid for this lease were $0.6 million. Our sublease income included $0.3 million during 2005 from a company in which certain of our Board members have ownership interests. We vacated a portion of this space in connection with the move of our corporate headquarters to Arizona. In the second quarter of 2005, we paid a lease termination fee of approximately $0.7 million and assigned sublease income to the trusts. We currently lease approximately 2,700 square feet of office space from these trusts.

We entered into indemnification agreements with our officers and directors. These agreements contain provisions that may require us, among other things, to indemnify the officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature). We also agreed to advance them any expenses for proceedings against them that we agreed to indemnify them from.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission (the “SEC”) and the National Association of Securities Dealers, Inc. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish Amkor with copies of all forms that they file pursuant to Section 16(a).

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no other reports were required for such persons, Amkor believes that all Section 16(a) filing requirements applicable to our officers, directors and ten-percent stockholders were complied with in a timely fashion during 2005.

EXECUTIVE OFFICERS

The name, age, position and a brief account of the business experience of our Chief Executive Officer and each of our other executive officers as of June 30, 2006 is set forth below.

Name	Age	Position

James J. Kim	70	Chief Executive Officer and Chairman
Kenneth T. Joyce	59	Executive Vice President and Chief Financial Officer
Oleg Khaykin	41	Executive Vice President and Chief Operating Officer

James J. Kim.  James J. Kim, 70, has served as our Chief Executive Officer and Chairman since September 1997. Mr. Kim founded our predecessor, Amkor Electronics, Inc., in 1968 and served as its Chairman from 1970 to April 1998. Mr. Kim is a director of GameStop Corp., a leading global video game and entertainment software retailer. Mr. James J. Kim is the father of John T. Kim, a member of our Board.

Kenneth T. Joyce.  Kenneth T. Joyce, 59, has served as Amkor’s Executive Vice President and Chief Financial Officer since July 1999. Prior to his election as our Chief Financial Officer, Mr. Joyce served as our Vice President and Operations Controller since 1997. Prior to joining Amkor, he was Chief Financial Officer of Selas Fluid Processing Corporation, a subsidiary of Linde AG. Mr. Joyce began his accounting career in 1971 at KPMG Peat Marwick. Mr. Joyce is a certified public accountant. Mr. Joyce earned a B.S. in Accounting from Saint Joseph’s University and an M.B.A. in Finance from Drexel University.

Oleg Khaykin.  Oleg Khaykin, 41, has served as our Executive Vice President and Chief Operating Officer since January 2006. Mr. Khaykin served as our Executive Vice President of Corporate Development and Flip Chip Operations since his appointment as an executive officer in January 2004. Mr. Khaykin joined Amkor in May 2003 and was responsible for managing Amkor’s corporate development, M&A and intellectual property initiatives. Prior to joining Amkor, Mr. Khaykin was the Vice President of Strategy and Business Development for Conexant Systems Inc./Mindspeed Technologies, a company that designs, develops, and sells communication integrated circuits for networking applications. Mr. Khaykin also spent eight years working for The Boston Consulting Group, a strategic consulting firm. Mr. Khaykin earned a B.S. in Electrical and Computer Engineering with High University Honors from Carnegie Mellon University and an M.B.A. from Northwestern University’s J.L. Kellogg Graduate School of Management.

EXECUTIVE COMPENSATION

Summary Compensation.  The following table sets forth compensation earned during each of the three years in the period ended December 31, 2005 by our Chief Executive Officer, our two other executive officers and two additional individuals who served as executive officers during fiscal year 2005, but were not executive officers at December 31, 2005 (collectively, our “Named Executive Officers”):

Summary Compensation Table

				Securities	All Other
				Underlying	Compensation
Name	Year	Salary	Bonus(1)	Options(2)(#)	(3)(4)(5)

James J. Kim	2005	$830,000	$—	—	$35,791
Chief Executive Officer and	2004	826,667	—	60,000	11,985
Chairman	2003	790,000	2,150,000	1,000,000	9,970
Kenneth T. Joyce	2005	295,000	—	—	11,264
Executive Vice President and Chief	2004	293,333	—	45,000	9,992
Financial Officer	2003	273,923	200,000	250,000	9,834
Oleg Khaykin	2005	270,000	—	—	23,798
Executive Vice President	2004	269,231	—	50,000	5,606
and Chief Operating Officer	2003	165,000	75,000	—	234
John N. Boruch	2005	610,000	—	—	1,894,553
Former President, Chief Operating Officer	2004	607,500	—	60,000	13,076
and Director	2003	580,000	580,000	1,125,000	10,677
Jooho Kim	2005	270,000	—	—	6,468
Former Executive Vice President of	2004	264,616	—	150,000	12,830
Corporate Strategy	2003	200,000	75,000	—	6,468

(1)	Bonus amounts include incentive compensation earned in the year indicated but that were approved by our Board of Directors and paid in the following year. No incentive compensation was earned in 2005 or 2004. 2003 bonus amounts were paid in 2004.

(2)	Long-term compensation represents stock options issued under the 1998 Stock Plan during the year.

(3)	All other compensation for all of the named executives includes $6,000 paid to each executive’s 401(k) plan in each year, with the exception of Oleg Khaykin who was paid $2,798 in 2004. Mr. Khaykin began his employment with Amkor in May 2003 and was not eligible for the 401(k) matching company contribution in that year.

(4)	All other compensation includes a reimbursement for vehicle expenses and a $468 premium for $300,000 of term life insurance for which Amkor is not the beneficiary.

(5)	All other compensation for John N. Boruch includes $1,880,867, which amount was paid pursuant to the terms of the December 22, 2005 Retirement Separation Agreement and Release described below.

On December 22, 2005, we entered into a Retirement Separation Agreement and Release with Mr. John N. Boruch, our former President and Chief Operating Officer. For a more detailed description of the terms and conditions of the agreement, please see Item 1.01 of our Form 8-K filed on December 23, 2005, which is hereby incorporated by reference.

OPTION GRANTS IN FISCAL 2005

There were no option grants to the Chief Executive Officer or other Named Executive Officers in 2005.

YEAR-END OPTION VALUES

The following table shows the number of shares covered by both exercisable and non-exercisable stock options held by our Chief Executive Officer and our other Named Executive Officers as of December 31, 2005. Also reported are the values for “in-the-money” options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of our common stock. None of the individuals listed below exercised options in the last fiscal year.

			Number of Securities
			Underlying Unexercised		Dollar Value of
	Shares		Options at		Unexercised In-The-Money Options at
	Acquired on	Value	December 31, 2005		December 31, 2005
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
					(in thousands)

James J. Kim	—	—	1,016,250	43,750	$4,712	$12,687
Chief Executive Officer and
Chairman
Kenneth T. Joyce	—	—	285,187	32,813	$3,534	$9,515
Executive Vice President and
Chief Financial Officer
Oleg Khaykin	—	—	173,541	36,459	$3,926	$10,573
Executive Vice President and
Chief Operating Officer
John N. Boruch	—	—	1,332,735	—	$17,400	$—
Former President, Chief
Operating Officer and Director
Jooho Kim	—	—	166,166	14,584	$1,570	$4,229
Former Executive Vice President
of Corporate Strategy

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our outstanding common stock as of May 31, 2006 by:

•	each person or entity who is known by us to beneficially own 5% or more of our outstanding common stock;

•	each of our directors and each nominee for director; and

•	each Named Executive Officer and other executive officer as of fiscal year end 2005.

Beneficial Ownership(a)

Name and Address	Number of Shares	Percentage Ownership

James J. Kim Family Control Group(b)	87,954,293	45.6%
1345 Enterprise Drive, West Chester, PA 19380
FMR Corp.(c)	22,995,242	12.9%
82 Devonshire Street, Boston, MA 02109
Roger A. Carolin	10,000	*
Winston J. Churchill(d)	72,867	*
Gregory K. Hinckley(e)	63,667	*
James J. Kim(f)	27,244,567	14.8%
John T. Kim(g)	30,718,022	16.5%
Constantine N. Papadakis	0	*
James W. Zug(h)	61,767	*
John N. Boruch(i)	1,487,298	*
Kenneth T. Joyce(j)	313,029	*
Oleg Khaykin(k)	180,833	*
JooHo Kim(l)	178,105	*
All directors and Named Executive Officers(m)	60,330,155	31.1%

*	Represents less than 1%.

(a)	The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The information is not necessarily indicative of beneficial ownership for any other purpose. Under this rule, beneficial ownership includes any share over which the individual or entity has voting power or investment power. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of our common stock subject to options held by that person that will become exercisable on or before July 30, 2006 are deemed outstanding. Unless otherwise indicated, each person or entity has sole voting and investment power with respect to shares shown as beneficially owned.

(b)	Represents 27,244,567 shares held by James J. Kim of which 1,025,000 shares are issuable upon exercise of stock options that will become exercisable on or before July 30, 2006, and 4,672,897 shares that are issuable upon the conversion of convertible notes that are convertible at any time prior to the maturity date of December 1, 2013; 8,319,939 shares held by Agnes C. Kim of which 139,516 shares are issuable upon the conversion of convertible notes that are convertible at any time prior to the maturity date of December 1, 2013; 15,792,457 shares held by David D. Kim, of which 1,335,113 shares are subject to shared voting and investment power; 21,682,909 shares held by Susan Y. Kim, of which 15,425,565 shares are subject to shared voting and investment power; 30,718,022 shares held by John T. Kim, of which 13,957,344 shares are held by the John T. Kim Trust of 12/31/87; 16,760,678 shares are subject to shared voting and investment power and 8,010,678 of these shares are issuable upon the conversion of convertible notes that are convertible at any time prior to the maturity date of December 1, 2013; 14,457,344 shares held by the David D. Kim Trust of
12/31/87; 6,257,344 shares held by the Susan Y. Kim Trust of 12/31/87; 2,733,334 shares held by the Trust U/D of Susan Y. Kim dated 4/16/98 f/b/o Alexandra Panichello, all of which are subject to shared voting and investment power; 2,733,333 shares held by the Trust U/D of Susan Y. Kim dated 4/16/98 f/b/o Jacqueline Panichello, all of which are subject to shared voting and investment power; and 2,733,333 shares held by the Trust U/D of Susan Y. Kim dated 4/16/98 f/b/o Dylan Panichello, all of which are subject to shared voting and investment power; 957,077 shares held by The James and Agnes Kim Foundation, Inc. of which 807,077 shares are issuable upon the conversion of convertible notes that are convertible at any time prior to the maturity date of December 1, 2013; 1,345,113 shares, held by the Trust U/D of James J. Kim dated 10/3/94 f/b/o Jacqueline Mary Panichello; 1,345,113 shares held by the Trust U/D of James J. Kim dated 12/24/92 f/b/o Alexandra Kim Panichello; 1,345,113 shares held by the Trust U/D of James J. Kim dated 10/15/01 f/b/o Dylan James Panichello; 1,345,113 shares held by the Trust U/D of James J. Kim dated 10/15/01 f/b/o Allyson Lee Kim; 1,345,113 shares held by the Trust U/D of James J. Kim dated 11/17/03 f/b/o Jason Lee Kim, of which, with respect to each of the foregoing amounts of 1,345,113 shares, 1,335,113 shares are issuable upon the conversion of convertible notes that are convertible at any time prior to the maturity date of December 1, 2013 and all of which are subject to shared voting and investment power; 1,335,113 shares held by the Trust U/D of James J. Kim dated 11/11/05 f/b/o Children of David D. Kim, all of which are issuable upon the conversion of convertible notes that are convertible at any time prior to the maturity date of December 1, 2013 and are subject to shared voting and investment power; and 500,000 shares held by the Trust U/D of John T. Kim dated
10/27/04 f/b/o his children, all of which are subject to shared voting and investment power.

Each of the individuals, trusts, and the James and Agnes Kim Foundation, Inc., listed above, may be deemed members of the James J. Kim Family Control Group (the “James J. Kim Family”) under Section 13(d) of the Exchange Act on the basis that the trust agreement for certain of these trusts encourages the trustees of the trusts to vote the shares of common stock held by them, in their discretion, in concert with the James Kim Family and it is likely that the trustees of the other trusts will do the same. James J. and Agnes C. Kim are husband and wife. David D. Kim, John T. Kim and Susan Y. Kim are the children of James J. and Agnes C. Kim. Each of the David D. Kim Trust of December 31, 1987, the John T. Kim Trust of December 31, 1987 and the Susan Y. Kim Trust of December 31, 1987 has as their sole trustee David D. Kim, John T. Kim and Susan Y. Kim, respectively. Susan Y. Kim is the parent of Alexandra Panichello, Jacqueline Panichello and Dylan Panichello and is the co-trustee of each of her children’s trusts along with John T. Kim. These trusts are as follows: Trust U/D of Susan Y. Kim dated 4/16/98 f/b/o Alexandra Panichello, Trust U/D of Susan Y. Kim dated 4/16/98 f/b/o Jacqueline Panichello, and Trust U/D of Susan Y. Kim dated 4/16/98 f/b/o Dylan Panichello. John T. Kim established the “Trust U/D of John T. Kim dated 10/27/04 f/b/o his children” with himself and Susan Y. Kim as co-trustees. James J. Kim has established trusts for each of the children of Susan Y. Kim, John T. Kim, and David D. Kim as follows: Trust U/D of James J. Kim dated 10/3/94 f/b/o Jacqueline Mary Panichello (John T. Kim and Susan Y. Kim as co-trustees), Trust U/D of James J. Kim dated 12/24/92 f/b/o Alexandra Kim Panichello (John T. Kim and Susan Y. Kim as co-trustees), Trust U/D of James J. Kim dated 10/15/01 f/b/o Dylan James Panichello (John T. Kim and Susan Y. Kim as co-trustees), Trust U/D of James J. Kim dated 10/15/01 f/b/o Allyson Lee Kim (John T. Kim and Susan Y. Kim as co-trustees), Trust U/D of James J. Kim dated 11/17/03 f/b/o Jason Lee Kim (John T. Kim and Susan Y. Kim as co-trustees), the Trust U/D of James J. Kim dated 11/11/05 f/b/o Children of David D. Kim (John T. Kim and David D. Kim as co-trustees). The trustees of each trust may be deemed to be the beneficial owners of the shares held by such trust.

The James J. Kim Family may be deemed to have beneficial ownership of 87,954,293 shares or approximately 45.6% of the outstanding shares of common stock. Each of the foregoing persons stated that the filing of their beneficial ownership reporting statements shall not be construed as an admission that such person is, for the purposes of Section 13(d) or 13(g) of the Exchange Act, the beneficial owner of the shares of common stock reported as beneficially owned by the other such persons.

(c)	As reported by FMR Corp. and Edward C. Johnson 3d, chairman of FMR Corp., on a Schedule 13G/A filed with the SEC on February 14, 2006. FMR Corp. reported that it has sole voting power with respect to 2,330,882 shares and sole investment power for all 22,995,242 shares. Mr. Johnson reported he has sole voting and investment power for all 22,995,242 shares.

(d)	Includes 51,667 shares issuable upon the exercise of stock options that will become exercisable by Mr. Churchill on or before July 30, 2006.

(e)	Includes 51,667 shares issuable upon the exercise of stock options that will become exercisable by Mr. Hinckley on or before July 30, 2006.

(f)	Includes 1,025,000 shares issuable upon the exercise of options that will become exercisable on or before July 30, 2006 and 4,672,897 shares that are issuable upon the conversion of convertible notes that are convertible at any time prior to the maturity date of December 1, 2013. Does not include 8,319,939 shares owned by Agnes C. Kim, Mr. Kim’s spouse, of which Mrs. Kim has sole voting and investment power. Mr. James J. Kim disclaims beneficial ownership of such 8,319,939 shares.

(g)	Includes 13,957,344 shares held by the John T. Kim Trust of 12/31/87, of which John T. Kim, has sole voting and investment power, and 16,760,678 shares held by various trusts established for the children of Susan Y. Kim, John T. Kim and David D. Kim, of which Mr. John T. Kim as co-trustee has shared voting and investment power; 8,010,678 of these shares are issuable upon conversion of convertible notes which are convertible at any time prior to the maturity date of December 1, 2013. Mr. John T. Kim disclaims beneficial ownership of such 16,760,678 shares.

(h)	Includes 30,000 shares issuable upon the exercise of stock options that will become exercisable by Mr. Zug on or before July 30, 2006.

(i)	Includes 1,425,892 shares issuable upon the exercise of stock options that are exercisable by Mr. Boruch, and 61,406 shares reported as held by Mr. Boruch as of April 1, 2006.

(j)	Includes 291,750 shares issuable upon the exercise of stock options that will become exercisable by Mr. Joyce on or before July 30, 2006.

(k)	Includes 180,833 shares issuable upon the exercise of stock options that will become exercisable by Mr. Khaykin on or before July 30, 2006.

(l)	Includes 169,083 shares issuable upon the exercise of stock options that will become exercisable by Mr. JooHo Kim on or before July 30, 2006.

(m)	Includes 3,225,892 shares issuable upon the exercise of stock options that will become exercisable on or before July 30, 2006, and 12,683,575 shares issuable upon the conversion of convertible notes that are convertible at any time prior to the maturity date of December 1, 2013.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee has approved the appointment of PricewaterhouseCoopers as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

PricewaterhouseCoopers has served as our independent registered public accounting firm since 2000. The Board of Directors expects that representatives of PricewaterhouseCoopers will attend the Annual Meeting to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The following table shows the fees paid or accrued by us for fiscal years 2005 and 2004.

	Year Ended
	December 31,
	2005	2004
	(In thousands)

Audit fees	$3,017	$2,800
Audit-related fees(a)	77	382
Tax fees(b)	749	73
All other fees	52	4

Total	$3,895	$3,259

(a)	Audit-related fees consist primarily of fees associated with employee benefit plan audits and accounting consultations, as well as due diligence related activity performed.

(b)	Tax fees consist of fees associated with tax compliance services and consultations.

Our Audit Committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm, PricewaterhouseCoopers, in accordance with the Amkor Audit and Non-Audit Services Pre-Approval Policy. This policy provides for pre-approval of audit, audit-related, tax services and other services specifically described by the Audit Committee. The policy also provides for the general approval of additional individual engagements, which, if they exceed certain pre-established thresholds, must be separately approved by the Audit Committee.

This policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services, provided that any such pre-approval decisions must be reported to the Audit Committee. All of the services provided by PricewaterhouseCoopers during the year ended December 31, 2005 were approved by the Audit Committee. Additionally, the Audit Committee concluded that the provision of such services by PricewaterhouseCoopers was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

We are asking our stockholders to ratify the selection of PricewaterhouseCoopers as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of PricewaterhouseCoopers to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

REQUIRED VOTE

The ratification of the selection of PricewaterhouseCoopers requires the affirmative vote of the holders of the majority of shares of common stock present or represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, and broker non-votes will not be treated as entitled to vote on this matter at the Annual Meeting.

The Board unanimously recommends a vote FOR the ratification of appointment of
PricewaterhouseCoopers as our independent registered public accounting firm for 2006.

STOCK PERFORMANCE GRAPH
Comparison of Five-Year Cumulative Total Return

The following performance graph compares the monthly cumulative total stockholder return on Amkor common stock with the Standard & Poor’s 500 Stock Index and the Philadelphia Semiconductor Sector Index for the five years ended December 31, 2005. The graph is based on the assumption that $100 was invested on December 31, 2000 in each of Amkor common stock, the Standard & Poor’s 500 Stock Index and the Philadelphia Semiconductor Sector Index.

The stock price performance graph depicted below shall not be deemed incorporated by reference by any general statement incorporating by reference this annual report into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934. The stock price performance on the graph is not necessarily an indicator of future price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG AMKOR TECHNOLOGY, INC., THE S & P 500 INDEX
AND THE PHILADELPHIA SEMICONDUCTOR INDEX

*	$100 invested on 12/31/00 in stock or index — including reinvestment of dividends. Fiscal year ending December 31.

Copyright © 2006, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

INCORPORATION BY REFERENCE

Item 1.01 of our Form 8-K filed with the SEC on December 23, 2005 is incorporated herein by reference.

The information contained above under the captions “Report of the Compensation Committee of the Board of Directors,” “Report of the Audit Committee of the Board of Directors” and “Stock Performance Graph” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor will such information be incorporated by reference into any future SEC filing except to the extent that we specifically incorporate it by reference into such filing.

ANNUAL REPORT ON FORM 10-K

The Company’s annual report on form 10-K for the fiscal year ended December 31, 2005 is being mailed prior to or with this proxy statement to stockholders entitled to notice of the Annual Meeting.

THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES AS OF THE RECORD DATE WITH A COPY OF THE COMPANY’S 2005 ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, AND A COPY OF THE FORM 8-K FILED WITH THE SEC ON DECEMBER 23, 2005, WITHOUT CHARGE, BY FIRST CLASS MAIL, WITHIN ONE BUSINESS DAY OF RECEIPT OF A WRITTEN OR ORAL REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE DIRECTED TO JOANNE SOLOMON, SECRETARY, AMKOR TECHNOLOGY, INC., 1900 SOUTH PRICE ROAD, CHANDLER, ARIZONA 85248, TELEPHONE: (480) 821-5000.

Proxy - Amkor Technology, Inc.

1900 South Price Road
Chandler, Arizona 85248
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS, AUGUST 8, 2006
The undersigned hereby appoints James J. Kim and Kenneth T. Joyce the proxies (each with power to act alone and with power of substitution) of the undersigned to represent and vote the shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Amkor Technology, Inc. to be held on August 8, 2006, and at any adjournment or postponement thereof, as hereinafter specified, and in their discretion, upon such other matters as may properly come before the Meeting.
1. Election of Directors. Nominees:
(01) Roger A. Carolin, (02) Winston J. Churchill, (03) Gregory K. Hinckley, (04) James J. Kim,
(05) John T. Kim, (06) Constantine N. Papadakis and (07) James W. Zug
2. Ratification of appointment of independent registered public accounting firm.
IF THIS CARD IS PROPERLY EXECUTED, SHARES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR PROPOSAL 2.
You are encouraged to specify your choice by marking the appropriate boxes on the reverse side. On matters which you do not specify a choice, your shares will be voted in accordance with the recommendation of Amkor’s Board of Directors. Please mark, sign, date and return this proxy promptly using the enclosed envelope.
CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.
To our Stockholders:
               You are cordially invited to attend the Annual Meeting of Stockholders of Amkor Technology, Inc. The Annual Meeting will be held on Tuesday, August 8, 2006 at 11:00 a.m., at Valley Forge Suites (formerly known as the Wyndham), 888 Chesterbrook Boulevard, Wayne, Pennsylvania 19087, telephone number (610) 647-6700.
               The actions expected to be taken at the Annual Meeting are described in detail in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.
               We also encourage you to read the Annual Report. It includes information about our company, as well as our audited financial statements. A copy of our Annual Report was previously sent to you or is included with this Proxy Statement.
               Please use this opportunity to take part in the affairs of Amkor by voting on the business to come before this meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does NOT deprive you of your right to attend the meeting and to vote your shares in person for the matters acted upon at the meeting.
               We look forward to seeing you at the Annual Meeting.

Sincerely,

James J. Kim
Chairman of the Board and
Chief Executive Officer

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		☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors
      1. Amkor’s Board of Directors recommends a vote FOR the election of all nominees as directors.

	For	Withhold		For	Withhold

01 - Roger A. Carolin	☐	☐	05 - John T. Kim	☐	☐

02 - Winston J. Churchill	☐	☐	06 - Constantine N. Papadakis	☐	☐

03 - Gregory K. Hinckley	☐	☐	07 - James W. Zug	☐	☐

04 - James J. Kim	☐	☐

B	Issue
      Amkor’s Board of Directors recommends a vote FOR Proposal 2.

		For	Against	Abstain
2.	Ratification of appointment of independent registered public accounting firm.	☐	☐	☐

C	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
Please sign exactly as name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

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